CATHY G. O'KELLY
312-609-7657


June 19, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:   Pacific Innovations Trust
      File Nos. 33-14191 and 811-07863

To the Commission:

Enclosed for filing pursuant to Rule 497(e) under the Securities Act of 1933, on behalf of the above-named Registrant, is a supplement to the prospectus dated April 1, 1997. This supplement is being filed prior to first use. Please call the undersigned if you have any questions regarding this filing.

Very truly yours,

/s/Cathy G. O'Kelly
Cathy G. O'Kelly

Enclosure

cc:   Sandra C. Brown (Bank of America)
      Colleen A. O'Neill




PACIFIC INNOVATIONS TRUST
Supplement to Prospectus
dated April 1, 1997

On page 19, the disclosure regarding the portfolio manager for the Aggressive Growth Fund is amended as follows:

Effective June 16, 1997, Robert Pyles, Senior Vice President and Director
of Equity with Bank of America is primarily responsible for the day-to-day investment activities of the Aggressive Growth Fund. Mr. Pyles has been
associated with Bank of America, Northwest Division since 1976.   Mr. Pyles
manages various mutual funds, including the Pacific Horizon Aggressive Growth Fund, common trust funds, employee benefit and individual accounts for Bank of America. Mr. Pyles is a Chartered Financial Analyst, a member of the Association of Investment Management and Research and a member of the Seattle Financial Analysts Society.

Supplement dated June 19, 1997.